                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2005

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)


          WISCONSIN                       333-28751                  39-1580331
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification
        incorporation)                                                  No.)

                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On July 29, 2005, Neenah Foundry Company and its indirect parent company, ACP Holding Company (collectively, the "Company"), announced that Citigroup Global Markets Inc. has been engaged to assist in exploring the potential sale or merger of the Company or a significant portion of its assets or capital stock.

A copy of the Company's press release related to this announcement is attached as Exhibit 99.1 and is incorporated by reference into this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

      Number                    Description
      ------         ---------------------------------
       99.1          Press Release dated July 29, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEENAH FOUNDRY COMPANY


                                       /s/ Gary W. LaChey
                                       -----------------------------------------
Date: July 29, 2005                    Name:  Gary W. LaChey
                                       Title: Corporate Vice President - Finance


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                                  EXHIBIT INDEX

      Number                     Description
      ------         ---------------------------------
       99.1          Press Release dated July 29, 2005